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                                 AIRCRAFT LEASE

     THIS LEASE AGREEMENT ("Lease") is made and entered into as of the 1st day of
February 2010 by and between AIR CHARTERS, LLC, a Florida limited liability company with principal offices at 4130 Northeast 23rd Avenue, Lighthouse Point, Florida ("LESSOR"), and TWIN AIR CALYPSO LIMITED, INC., a Florida corporation with principal offices at 3406 SW 9TH AV , Fort Lauderdale, Florida 33315 ("LESSEE").

     W I T N E S S E T H:   That,
1. THE LEASED AIRCRAFT, LESSOR is the owner of the following Aircraft, LESSOR leases to LESSEE and LESSEE leases from LESSOR, upon the terms and conditions herein contained, the following described aircraft, all presently installed equipment, all engine and airframe logbooks for or relating to the aircraft, and all additions thereto and replacements or substitutions therefore, all of the foregoing items (including, without limitation, all additions thereto and replacements or substitutions therefore) being herein referred to as the "Aircraft", which Aircraft is registered with the United States Federal Aviation Administration ("FAA"):

     Manufacturer:      Cessna
     Model:           402C
     Serial Numbers:      402C0803, 402C0259, 402C0323, 402C0485
     Registration Marks: N528FA, N767PA, N44LP, N524FA

     Manufacturer:       Piper
     Model:                      PA-31
     Serial Numbers:       31-7305106, 31-7512031, 31-8152081
     Registration Marks: N146DC, N49RB, N456M

The Aircraft have been delivered to LESSEE and accepted by LESSEE and are being operated pursuant to Part 135 of the Federal Aviation Regulation.

2. LOCATION AND USE OF AIRCRAFT. The Aircraft shall be based at Fort Lauderdale International Airport. However, the permanent base of the Aircraft may be changed to another location, within Florida, if LESSEE obtains LESSOR's advance written consent of such relocation. The Aircraft may be primarily operated in and around the Caribbean and the Continent of North America: provided, however, that the Aircraft shall not be operated in any country where recognized or threatened areas of hostilities or widespread civil unrest exist; provided further, however, that the Aircraft shall not be operated in any country unless the insurance required this contract is in full force and effect and unless the insurance required by covers operations there. LESSEE will use the Aircraft on its Federal Aviation Regulation Part 135 operations.

3. TERMS AND LEASE RENTAL. This Lease shall be for a period of five (5) years commencing forthwith upon execution of this contract and terminating sixty (60) months thereafter, LESSEE shall pay to LESSOR as rental for said Aircraft, the sum of US$2.150.00 for each aircraft per month for the entire term of this lease unless otherwise agreed by the LESSOR and LESSEE. Such payments shall be made whether or not the Aircraft are flown by LESSEE or is grounded for any reason whatsoever. All rental payments for the use of the Aircraft shall be due and payable monthly by the first(15th) day of each month at the office of LESSOR as set forth in this contract in U.S. Dollars. First payments shall commence and shall be payable on _______ and shall thereafter be payable on the first (15th) day of each month thereafter for the term of this Lease.

4. CONDITONS. LESSOR's obligation to lease the Aircraft to LESSEE shall b subject to LESSEE obtaining any and all approvals and licenses required therefore by the FAA (except for FAA Aircraft Registration, which is Lessor's sole responsibility) and such other and further documents as LESSOR may reasonably request. LESSOR shall provide to LESSEE in form an substance satisfactory to LESSOR a certificate signed by an insurance underwriter as to the due compliance with the provisions for insurance as hereinafter set forth in this Agreement.

5. INSURANCE. LESSEE shall, at LESSEE's expense, secure and maintain in effect throughout the term of this Lease, as a minimum, hull and liability insurance coverage ("Hull and Liability Insurance") on the Aircraft as follows:

a. Single Limit Bodily Injury and Death Liability (including Passengers) an Property Damage Liability ("Liability Insurance") in an amount not less than $1,000,000.00:

b. Hull insurance ("Hull Insurance") shall be in an amount at all times that is not less than the retail value of each aircraft.

c. All Hull and Liability Insurance shall be written in the name of the LESSOR and any lienholders as their interest may appear as loss payee. Hull insurance shall b all risk ground and flight, include a breach of warranty endorsement if available in favor of LESSOR an provide for 30 days prior written notice to LESSOR or any cancellation.


All Hull and Liability insurance shall be written in insurance companies and with terms (including, but not limited to, maximum deductibles) acceptable to LESSOR and any lienholder. All Hull and Liability Insurance premiums, claims and proceeds shall be payable exclusively in U.S. Dollars

d. LESSEE shall furnish to LESSOR copies of all Hull and Liability Insurance policies and all endorsements and attachments thereto, whether the insurance is purchased at the beginning or during the term of the Lease. LESSEE shall furnish to LESSOR evidence that required Hull and Liability Insurance has been secured.

6. RISK OF LOSS. All risks of loss or damage to the Aircraft, from whatever cause, are hereby assumed by LESSEE. It is the intent of the parties that this paragraph 6 be construed in all events so that LESSOR shall be paid in full for every loss, charge or expense it may suffer in connection with any loss, damage, destruction, seizure, condemnation, confiscation or taking of the Aircraft, whether partial or total. Upon the occurrence of any such event, LESSEE shall promptly report the same to the Hull and Liability Insurance company, LESSOR and all applicable federal, state, and other governmental agencies; shall furnish such information and execute such documents as may be required for LESSOR to make claim under the applicable insurance policies; and shall, in the case of any seizure, condemnation, confiscation or taking, take all necessary action to secure release of the Aircraft and the rights and liabilities of the parties shall be as follows:

     a. In the event the Aircraft is lost or damaged beyond repair or seized, condemned, confiscated or in any manner taken by any foreign government or any political subdivision thereof or any agencies of any such governments or political subdivision, or by any terrorist or terrorist group or by any other party, person or persons whatsoever, LESSEE shall, on the earlier of ten (10) days after any payment by the Hull Insurance Company of any claim made in respect of any such loss or other event, pay LESSOR, an amount equal to the hull value payment, plus all other sums due hereunder, less the amount of any proceeds of Hull Insurance received by LESSOR in respect of such loss or other event. Upon receipt by LESSOR of all payments from the Hull Insurance company and LESSEE as above set forth, this Lease shall end. In the event of full payment by LESSEE prior to LESSOR's receipt of any Hull Insurance proceeds, LESSOR will assign to LESSEE all claims it may have against the Hull Insurance Company under the Hull Insurance policy and transfer to LESSEE its interest in the Aircraft, AS IS, WHERE IS, with no warranties, express or implied.

     b. If the Aircraft is only partially damaged, this Lease shall remain in full force and effect and LESSEE shall at its cost and expense, repair the Aircraft so as to place it as nearly as possible in the same condition as it was before the damage. To the extent such damage is covered by the heretofore described Hull Insurance, LESSOR, upon receiving from LESSEE such information and such documents as may be required, shall make claim under the Hull Insurance policy and shall promptly reimburse LESSEE for the cost of repairing the Aircraft to the full extent of, but not more than, the net amount of any Hull Insurance recovery actually received by the LESSOR; provided, however, than no such payment shall be made if LESSEE has not paid all amounts then owing hereunder and the payment shall not be made until the repairs have been approved by LESSOR, or its designee. During the period the Aircraft is being repaired, LESSEE shall continue to pay the Monthly Rental Payments and all other sums due hereunder as they become due. If payment for the damage to the Aircraft is not made to LESSOR by the Hull Insurance company, LESSEE shall be obligated to repair the Aircraft at its sole cost and expense and LESSOR will thereafter assign to LESSEE all claims it may have, if any, against the Hull Insurance company for the damages to the Aircraft.

7. INSIGNIA. LESSEE may affix to the Aircraft any proper advertisement or insignia designed by LESSEE to indicate the same is being used in the business of LESSEE. At the expiration or termination of this Lease, LESSEE agrees at its expense to remove such advertisement or insignia and to restore the paint of the Aircraft so as to put it as nearly as possible in the same condition as it was at the time of delivery. Failure of LESSEE to so remove such advertisement or insignia shall make LESSEE liable to LESSOR for the cost of such removal, which cost LESSEE agrees to pay to LESSOR forthwith upon demand. Notwithstanding the foregoing, LESSEE must affix, in a conspicuous place on the airframe and Engines, placards stating: 'THIS AIRCRAFT AND ITS ENGINES ARE OWNED BY LANGSTON AIR CHARTERS, LLC AN IS SUBJECT TO THE TERMS AN CONDITIONS OF A LEASE AGREEMENT DATED JANUARY 15, 2010 BY AN BETWEEN THE OWNER AND TWIN AIR CALYPSO."

     8. LESSEE COVENANTS. LESSEE covenants and agrees:

     a. To obtain all licenses an registrations required by law (except FAA registrations, which shall be obtained by LESSOR) in the name of LESSEE and LESSOR; to pay all taxes, assessments, licenses and other fees and charges imposed by any national, state, or municipal government or other public or airport authority of any nature whatsoever on his Lease, any payments hereunder, on the Aircraft or on its use during the term of this Lease (including penalties and interest), whether the same be payable by or assessed to LESSOR or LESSEE and whether assessed during the term or after the expiration or cancellation of this Lease.

     b. That the Aircraft will be used and operated (1) in accordance with Part 135 regulations and requirements and the manufacturer's operating instructions;
(2) in conformity with all laws, ordinances, rules an regulations, national, state, municipal or otherwise, now existing or hereafter enacted, controlling or in any way affecting the operation, use or possession of the Aircraft or the use of any airport premises by the Aircraft, including, without limitations, any requirements or practices required for the aircraft to remain under U.S. registration: and (3) only in compliance with the conditions an limitations set forth in the applications for and policies of insurance required by this Lease and the Aircraft shall not be used and operated for any purpose or in any manner or geographic area which is excluded or prohibited by said insurance policies, or this Lease and LESSEE shall not fly or suffer the Aircraft to be flown at any time any insurance policy required by this Lease shall not be in full force and effect;

     c. At LESSEE'S sole expense, to maintain and keep the Aircraft in good order and repair and completely airworthy, and in accordance with the requirements for Part 135 use, which shall include, but shall not be limited to, maintenance and repair in accordance with the requirements of the FAA an any other governmental authority, including engines, which may be worn out, lost, destroyed, confiscated or otherwise rendered unsatisfactory or unavailable for use in or on the Aircraft, which replacements shall be in good operating condition and have a value, utility, and quality at least equal to the property replaced if such property were in good operating condition and be free and clear of all liens and encumbrances, it being understood that for so long (and for only so long) as LESSEE shall be in default hereunder and no event shall have occurred that would become entitled to exercise LESSOR's rights and privileges under the warranties of the manufacturers of the Aircraft, the term of which warranties are known and understood by LESSEE, and that, except in case of emergencies, all repairs and maintenance shall be performed at service facilities certified by the FAA as a repair facility;

     d. at LESSEE's expense (1) to cause all inspections an all major overhauls on the Aircraft and its engines to be performed as required by the FAA and any other governmental authority; (2) to comply with all directives and requirements of the FAA and any other governmental authority pertaining to the Aircraft; and
(3) to comply with the manufacturers service letters and bulletins applicable to the Aircraft;

     e. that LESSEE shall not make any alterations or modifications to the Aircraft or install any additional equipment (including, without limitations, and rental engine) therein or thereon without prior written consent of LESSOR; that unless otherwise agreed in writing prior to installation, all additional equipment installed in the Aircraft shall become the property of LESSOR forthwith, be included in the definition of the Aircraft and subject to all of the terms and conditions of this Lease;

     f. that neither this Lease nor LESSEE's rights hereunder shall be assignable by LESSEE nor shall the Aircraft be subleased or loaned without prior written consent of LESSOR, which consent shall not be unreasonably withheld, and LESSEE will not permit any charge, lien, or encumbrance of any nature to be placed or to remain upon the Aircraft; provided, however, that nothing herein shall prevent LESSEE from operating the Aircraft with its pilots in command on flights for compensation;

     g. At the time of delivery it shall be conclusively presumed that LESSEE accepted the Aircraft in its then condition and fit for LESSEE's intended use; to be in good, safe and serviceable condition and fit for LESSEE's intended use; to permit LESSOR and its designees at all reasonable times to inspect the Aircraft to determine the condition thereof and to ascertain whether or not LESSEE is performing its agreements relative to proper care and maintenance of the Aircraft; and to furnish any information with respect to the Aircraft and its use and maintenance that LESSOR may reasonably request.

     h. to be liable to LESSOR for any indemnify LESSOR against any and all damages to the Aircraft which occurs in any manner form any cause or causes during the term of this Lease or until the re-delivery of the Aircraft to LESSOR, except to the extent that LESSOR shall be promptly paid for such damage pursuant to the heretofore described insurance, and to indemnify and save LESSOR harmless from and against any and all claims, costs, expenses, demands, liabilities, penalties, fines, and forfeitures of any nature whatsoever which may be asserted against LESSOR or the Aircraft or incurred by LESSOR not caused by any act or omission on the part of LESSOR and arising out of or in any manner occasioned by LESSEE's use, operation or maintenance of the Aircraft during the term of this Lease or until re-delivery of the Aircraft to LESSOR and that this covenant of indemnify shall survive the expiration, cancellation or termination of this lease;

     i. to maintain all records, logs, and other materials required by the FAA and any other governmental authority to be maintained in respect of the Aircraft, to make the same available at all reasonable times for inspection by LESSOR and at the expiration or termination of this Lease to deliver such materials to LESSOR;

     j. to permit the Aircraft to be operated only b a pilot having at least a valid FAA commercial pilot/airman's certificate an instrument rating, and any other certificate, rating, type rating or endorsement appropriate to the Aircraft, purpose of flight, condition of flight or as otherwise required by the FAA or any other governmental authority and which meets the minimum requirements of the heretofore described Insurance policies, certificates or applications, or under direct and immediate supervision of a pilot holding at least a valid FAA commercial pilot/airman's certificate and an instrument rating, and which supervised pilot holds at least a valid commercial pilot certificate and any other certificate, rating, type rating or endorsement appropriate to the Aircraft, purpose of flight, condition of flight or as otherwise required by the FAA or any other governmental authority and which meets the minimum requirements of the heretofore described insurance policies, certificates or applications;

    k. to pay for all fuel, oil and other consumables for operation of the Aircraft; and

     l. to cooperate with LESSOR in the filing of this Lease and any and all related documents with the FAA by LESSOR or its agents or attorneys;

9. RETURN OF AIRCRAFT. At the termination of this Lease, however caused, LESSEE shall deliver possession of the Aircraft to LESSOR at Fort Lauderdale in the same condition as when delivered to LESSEE, excepting only normal wear, with all systems operating normally, a current FAA Airworthiness Certificate, and with no open mandatory service bulletins, service letters, manufacturers' directives or airworthiness directives, and with all service/maintenance program(s) charges and fees paid and current through the date of Aircraft return.

10.LESSEE REPRESENTATION AND WARRANTIES, LESSEE hereby represents and warrants to LESSOR that on the date hereof and at all times during the term hereof:

     a. LESSEE has adequate power and capacity to enter into, and perform under, this Lease and all related documents (together, the "Documents") and is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction where the Aircraft is to be based.

     b. The Documents have been duly authorized, executed and delivered by LESSEE and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws.

     c. No approval, consent or withholding or objections is required from any governmental authority or instrumentality with respect to the entry into or performance by LESSEE of the Lease except such as have already been obtained.

     d. The entry into and performance by LESSEE of the Lease will not: (i) violate any judgment, order, law or regulation applicable to LESSEE or any provision of LESSEE's Certificate of Incorporation or Bylaws, Partnership
Agreement or similar document, or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon the Aircraft pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Lease) to which LESSEE is a party.

     e. There are no suits or proceedings, pending or threatened, in court or before any commission, board or other administrative agency against or affecting LESSEE, which would have a material adverse effect on the ability of LESSEE to fulfill its obligations under this Lease.

     f. LESSEE is and will be at all times validly existing and in good standing under the laws of the State of its incorporation.

     g. This Lease is in proper legal form for enforcement against LESSEE in Florida.

     h. It is not necessary in order to ensure the legality, validity, enforceability or admissibility in evidence of this Lease or any other document or instrument executed by LESSEE that any of the foregoing be filed, notarized or recorded with any court or that any stamp or similar tax be paid on or in respect thereof.

11. DEFAULT BY LESSEE. In the event LESSEE fails to repair and maintain the Aircraft, discharge all liens, secure all licenses or registrations, pay all taxes, assessments, licenses, and other fees or charges, pay all costs and expenses to be paid by LESSEE, procure and maintain insurance, all as above provided, or to perform any of the other covenants or obligations of LESSEE to LESSOR, at its option, may do so,, and all advances and expenses incurred by LESSOR in connection therewith shall be repaid by LESSEE to LESSOR upon demand, together with interest thereon at the highest applicable rate allowed by law but not more than one percent (1%) per month or fraction thereof until paid. LESSOR may enter upon the premises where the Aircraft is located for purpose of inspection, and may remove the Aircraft forthwith ("Aircraft Removal"), without notice to LESSEE, if, in the reasonable opinion of LESSOR, the Aircraft is being improperly used or maintained. In the event of Aircraft Removal, this Lease shall terminate.

     a. If LESSEE shall fail to make any Monthly Rental Payment or to pay any other amounts payable hereunder when the same are due and payable, or if LESSEE should default in the performance of any of the other terms, conditions, or covenants to be performed by LESSEE hereunder, or if the insurance required to be maintained hereunder shall expire or be canceled and LESSEE shall fall to replace such insurance, or if the Aircraft shall be misused or abandoned, or if LESSEE shall become insolvent, commit any act of bankruptcy or if bankruptcy proceedings are begun by or against LESSEE, or if a receiver is appointed for LESSEE, or if for any reason LESSOR shall, in good faith, deem said Aircraft or itself insecure, the LESSOR, at its option, and in addition to and without prejudice to any other remedies, may take possession of and remove the Aircraft, with or without notice to LESSEE, and with or without legal proceedings and LESSOR may thereupon terminate this Lease.

     b. Upon such termination as described above, LESSEE shall be liable to LESSOR and shall forthwith pay LESSOR, the full amount of LESSOR's damages caused by LESSEE's default(s). LESSEE shall also pay any and all costs and expenses incurred by LESSOR in the repossession of the Aircraft, including, but not limited to, court costs and attorneys fees, where allowed by law, and transportation and storage expenses, plus all reasonable costs and expenses required to refurbish or repair the Aircraft to bring it into compliance with the return requirements set forth in paragraph 11 hereof. In addition, LESSEE shall forthwith pay LESSOR all other sums due under other provisions of this Lease, including, but not limited to, past due Monthly Rental Payments and late payment fees.

     12. AGENT FOR SERVICE OF PROCESS. For the purpose of any action or proceeding taken in Florida, LESSEE shall, at all times during the term of this Lease, maintain an agent for service of process in Florida. LESSEE agrees that service of process upon such agent shall be deemed in every respect effective service of process. The foregoing shall not, however, limit the rights of LESSOR to serve process in any other manner permitted by law.

     13, MISCELLANEOUS. No representation, warranties, promises, guarantees, covenants or agreements, oral or written, expressed or implied, have been made by either party with respect to this Lease or the Aircraft, except as expressly provided herein. This Agreement is, and is intended to be, a Lease, and LESSEE does not acquire any right, title or interest whatsoever, legal or equitable, in the Aircraft except its interest as LESSEE hereunder as expressed herein. Though LESSEE herewith acknowledges and agrees that its only interest in the Aircraft is that of a LESSEE hereunder and that it does not acquire any other right, title or interest whatsoever, legal or equitable. In the Aircraft, LESSEE hereby grants LESSOR a lien and security interest in all LESSEE's interest in the Aircraft of whatever nature or description that LESSEE may hereby or other wise acquire, legal or equitable, and in all proceeds thereof, to secure all of LESSEE'S obligations hereunder. LESSOR covenants that if LESSEE is not in default under this Lease as described herein, and if LESSOR is not in default of any promissory note or security agreement between LESSOR and its lender(s), LESSEE shall peacefully and quietly hold, possess and use the Aircraft during the entire Lease term, free from and interference or hindrance. Rentals hereunder shall not abate during the term hereof because LESSEE'S right to possession is solely and directly caused by LESSOR's default of a promissory note and/or security agreement relating to the Aircraft between LESSOR and its lender(s) and LESSEE is not in default of this Lease at the time of interruption of LESSEE's right of possession.


a. LESSEE shall at no time during this Lease for any purpose whatsoever be or become the agent of LESSOR, and LESSOR shall not be responsible for the acts or omissions of LESSEE or LESSEE's agents. LESSOR's rights or remedies with respect to any term and condition of the Lease shall be cumulative and not exclusive, and shall be in addition to all other rights and remedies in favor of LESSOR under any applicable law. If any provisions of this Lease are invalid or cannot be enforced for any reason, the remainder of this Lease will stay in full force an effect. Any provisions of this Lease that are contrary to applicable law will be considered to be modified to the extent required to conform with the law, if possible, and otherwise omitted from this Lease. LESSOR's failure to enforce strictly any provisions of this Lease shall not be construed as a waiver thereof. All notices shall be effective and binding on the parties hereto upon actual delivery or when deposited with a recognized international overnight courier service ad addressed to the respective addresses of the parties set forth in this Lease. LESSOR may assign its rights under this Lease and when so assigned, this Lease shall be free from and charges, claims, or defenses whatsoever which LESSEE may have against LESSOR. All payments or other money due hereunder shall be paid by LESSEE to such assignee without recoupment, setoff or counterclaim, either in law or in equity. This Lease, which, together with the referenced Annex, constitutes the entire agreement between the parties, shall be binding on the successors and assigns of LESSEE and inure to the benefit of LESSOR's successors and assigns. Except as elsewhere herein provided, any change or modification to this Lease shall be in writing and signed by the parties hereto.

     THIS LEASE SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF FLORIDA. FOR EVERYTHING RELATED TO THE INTERPRETATION OF, COMPLIANCE WITH, OR JUDIIAL REQUEST FOR PAYMENT OR ENFORCEMENT OF THE OBLIGATIONS HEREIN UNDERTAKEN, LESSOR AND LESSEE HEREBY IRREVOCABLY AND EXPRESSLY SUBMIT TO THE JURISDICTION OF THE COMPETENT FLORIDA STATE AND FEDERAL CORTS. LESSEE EXPRESSLY WAIVES ANY OTHER JURISDICTION TO WHICH IT MIGHT BE ENTITLED TO BY REASON OF ITS PRESENT OR FUTURE DOMICILE OR FOR ANY OTHER REASON WHATSOEVER. NOTHING HEREIN SHALL PREVENT LESSOR FROM FILING SUIT OR TAKING ANY OTHER ACTION WHATSOEVER IN THE COMPETENT COURTS OF ANY STATE OR COUNTRY WHERE ALL OR PART OF THE AIRCRAFT IS LOCATED AT THE TIME OF COMMENCEMENT OF ANY SUCH ACTION AND KLESSEE HEREBY IRREVOCABLY AND EPRESSLY SUBMITS TO THE JURISDICTION OF SAID COURTS.

14.  NO LESSOR WARRANTIES; LIMITATION OF LIABILITY; LESSEE
        WAIVERS.

       A. LESSEE IS LEASING THE AIRCRAFT "AS IS" AND WITH ALL FAULTS." LESSOR MAKES NO WARRANTIES WHATSOEVER
            (EXCEPT AS TO TITLE) CONCERNING THE AIRCRAFT, EXPRESS OR IMPLIED, THAT EXTEND BEYOND THOSE SET FORTH ON THE FACE OF THIS LEASE, WHETHER OR MERCHANTIABILITY, DESCRIPTION, DURABILITY, FITNESS FOR AR PARTICULAR USE OR PURPOSE OR OTHERWISE, ALL SUCH WARRANTIES BEING HEREBY EXPRESSLY DISCLAIMED, LESSOR HAS NOT AUTHORIZED ANY THIRD PARTY TO MAKE ANY REPRESENTATIONS, WARRANTIES, PROMISES, GUARANTEES, COVENANTS OR AGREEMENTS, ORAL OR WRITTEN,
            CONCERNING THE AIRCRAFT OR THIS LEASE ON LESSOR'S BEHALF, AND LESSEE ACKNOWLEDGES AND AGREES THAT NO SUCH THIRD PARTY IS THE AGENT OF LESSOR AND THAT LESSOR SHALL NOT BE BOUND BY ANY SUCH PURPORTED REPRESENTATIONS, WARRANTIES, PROMISES, GUARANTEES, COVENANTS OR AGREEMENTS. NOTHING IN THE FOREGOING SUBPARAGRAPH SHALL OPERATE TO LIMIT ANY RIGHT
            LESSEE MAY HAVE AGAINST THE MANUFACTURER OF THE AIRCRAFT OR ANY PART THEREOF.

       B. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS OR DAMAGE CAUSED OR ALLEGED TO HAVE BEEN CAUSED, DIRECTLY OR INDRIECTLY, BY THE AIRCRAFT OR THE USE THEREOF, WHETHER SUCH DAMAGES OR ALLEDGED DAMAGES
            ARE GENERAL, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR OTHERWISE, WHETHER SUCH LIABILITY OR ALLEDGED LIABILITY ARISES OR IS ALLEDGED TO ARISE OUT OF ANY DESIGN, MANUFACTURING OR OTHER DEFECT, LATENT OR PATENT, IMPROPER MAINTENANCE, STRICT LIABILITY, CRASHWORTHINESS, OR ANY OTHER STATUTORY OR COMMON
            LAW THEORY OF LIABILITY WHATSOEVER.

       C.  LESSEE EXPRESSLY ACKNOWLEDGES, REPRESNETS AND AGREES
            THAT IN NEGOTIATING AND AGREEING TO THE TERMS AND CONDITIONS OF THIS LEASE, IT HAS DEALT, AND HAS INTENDED TO DEAL, EXCLUSIVELY WITH LESSOR AS THE ONLY CONTRACTING PARTY OTHER THAN LESSEE. LESSEE FURTHER EXPRESSLY ACKNOWLEDGES, REPRESENTS AND AGREES,
            HOWEVER, THAT IT HAS NOT SOUGHT OR RECEIVED ANY
            ADVICE OR RECOMMENDATION FROM LESSOR (OR RELIED UPON

     LESSOR IN ANY WAY WHATSOEVER) CONCERNING THE
            AIRWORTHINESS, CONDITION, MERCHANTABILITY OR
             SUITABILITY OF THE AIRCRAFT FOR ANY PARTICULAR USE OR PURPOSE, OR IN CONNECTION WITH THE SELECTION,
             INSPECTION OR ACCEPTANCE OF THE AIRCRAFT FOR LEASE PURSUANT HERETO. IN CONSIDERATION OF THIS LEASE, LESSEE COMPLEYELY WAIVES AND SURRENDERS THE RIGHT TO
             PURSUE OR TO INTERPOSE ANY CLAIM OR DEFENSE AGAINST LESSOR, IN LAW OR IN EQUITY (INCLUDING WITHOUT LIMITATION, ANY RIGHT TO RECOUPMENT, SETOFF OR COUNTERCLAIM), BASED UPON THE AIRWORTHINESS, MERCHANTABILITY, CONDITION OR SUITABILITY OF THE AIRCRAFT FOR ANY PARTICULAR USE OR PURPOSE, OR UPON ALLEGATIONS THAT LESSOR IS SO CLOSELY OR INTIMATELY CONNECTED WITH THE THIRD PARTY WHATSOEVER, THAT
             LESSOR KNEW OR HAD REASON TO KNOW FACTS ABOUT THE AIRCRAFT (OR ABOUT LESSEE'S DEALINGS WITH SUCH THIRD PARTIES, OR ABOUT THEIR GENERAL BUSINESS PRACTICES)
             THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM OR
             DEFENSE BY LESSEE AGAINST SUCH THIRD PARTIES.

        D. EACH OF THE TERMS, CONDITONS, REPRESENTATIONS AND AGREEMENTS CONTAINED IN THIS PARAGRAPH HAS BEEN POINTED OUT TO LESSEE. THE PERSON SIGNING THIS LEASE ON BEHALF OF LESSEE HAS READ AND UNDERSTANDS THIS PARAGRAPH.

15.  TRUTH-IN-LEASING

         A. LESSEE CERTIFIES THAT LESSEE, AND NOT LESSOR, IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT UNDER THIS LEASE DURING THE TERM HEREOF. LESSEE FURTHER CERTIFIES THAT LESSEE UNDERSTANDS ITS RESPONSIBILITY FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

         B. LESSEE CERTIFIES THAT THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER PART 135 OF THE FEDERAL AVIATION REGULATIONS FOR OPERATIONS TO BE CONDUCTED UNDER
              THIS LEASE. LESSEE UNDERSTAND THAT AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND
              PERTINENT FEDERAL AVATION REGULATLIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.




     IN WITNESS WHEREOF, this Lease has been finally executed at Fort Lauderdale, Florida as of the day and year first above written in quadruplicate originals, two executed copies of which were marked "copy" and delivered to LESSEE, the receipt of which is hereby acknowledged.



LESSOR:
LESSEE:
AIR CHARTERS, LLC                                       TWIN AIR CALYPSO
LIMITED, INC.

By:____________________________________            By:_______________________
      Kenneth W. Langston                             Clayton I. Gamber, Jr.